                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): July 1, 1998



                              Walbro Corporation
                 ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-6955                  38-1358966
----------------------------           ------------         -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)



       6242 Garfield Street, Cass City, Michigan               48726
       -----------------------------------------               -----
        (Address of Principal Executive Offices)            (Zip Code)

      Registrant's telephone number, including area code (517) 872-2131

ITEM 5.        OTHER EVENTS.


On July 1, 1998, the Registrant issued the press release attached as Exhibit
99.1 announcing its adoption of a stockholder rights plan. The information contained in this press release is incorporated herein by reference.



ITEM 7.        FINANICIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               99.1         News Release of Registrant dated July 1, 1998.




                                      2

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Walbro Corporation


Dated:  July 8, 1998                    By:   /s/ Michael A. Shope
                                              -------------------------------
                                              Michael A. Shope
                                              Chief Financial Officer

                                Exhibit Index
                                -------------


                       Exhibit  #                   Item
                    ----------------           ----------------

                         99.1                  Press Release of
                                               Registrant dated
                                                 July 1, 1998










                                      4